Exhibit 99.1

         Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

         The Mortgage Loans consist of approximately 6,037 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,331,977,796. The Group I Mortgage Loans consist of approximately 4,335 Mortgage Loans with a Cut-off Date Principal Balance of approximately $729,180,777. The Group II Mortgage Loans consist of approximately 1,702 Mortgage Loans with a Cut-off Date Principal Balance of approximately $602,797,019.

         All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property").

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 89.45% of the Group I Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 10.55% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 89.98% of the Group II Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 10.02% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 89.69% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 10.31% of the Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Mortgage Loans").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of one year, two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that (i) the first adjustment of the rates for approximately 0.04% of the Adjustable-Rate Group I Mortgage Loans and approximately 0.36% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 0.19% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until one year after the date of origination, (ii)the first adjustment of the rates for approximately 69.46% of the Adjustable-Rate Group I Mortgage Loans and approximately 65.03% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 67.45% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until two years after the date of origination, (iii) the first adjustment of the rates for approximately 18.28% of the Adjustable-Rate Group I Mortgage Loans and approximately 15.65% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 17.09% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iv) the first adjustment of the rates for approximately 10.55% of the Adjustable-Rate Group I Mortgage Loans and approximately 17.04% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 13.50% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each such Adjustable-Rate Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the

"Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.966% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.958% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.963% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 55.85% of the Group I Mortgage Loans, approximately 72.23% of the Group II Mortgage Loans and approximately 63.26% of the Mortgage Loans (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

         Approximately 82.55% of the Group I Mortgage Loans, approximately 84.22% of the Group II Mortgage Loans and approximately 83.30% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 82.04% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003. See "Material Legal Aspects of Mortgage Loans--Prepayment Charge; Late Fees" in the prospectus.

MORTGAGE LOAN STATISTICS FOR ALL MORTGAGE LOANS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

         Approximately 43.13% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 83.07%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         All of the Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Mortgage Loans was approximately 356 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to November 2003 or after January 2005, or has a remaining term to maturity of less than 173 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is December 2034.

         The average Principal Balance of the Mortgage Loans at origination was approximately $220,841. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $220,636. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,000,000 or less than approximately $17,386.

         As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.250% per annum and not more than 10.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.614% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 2.875% per annum to 7.750% per annum, Minimum Mortgage Rates ranging from 4.250% per annum to 10.250% per annum and Maximum Mortgage Rates ranging from 6.375% per annum to 21.000% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 4.751% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 6.539% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 12.540% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in December 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 28 months.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


            CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
    17,386 -     50,000..................          146          $      6,106,401.33                 0.46%
    50,001 -    100,000..................          924                72,932,387.67                 5.48
   100,001 -    150,000..................        1,249               156,242,020.06                11.73
   150,001 -    200,000..................        1,098               190,538,323.69                14.30
   200,001 -    250,000..................          744               166,857,610.93                12.53
   250,001 -    300,000..................          539               147,856,276.63                11.10
   300,001 -    350,000..................          386               124,776,613.03                 9.37
   350,001 -    400,000..................          265                99,280,353.50                 7.45
   400,001 -    450,000..................          170                72,661,929.63                 5.46
   450,001 -    500,000..................          126                60,101,475.49                 4.51
   500,001 -    550,000..................          154                80,731,715.15                 6.06
   550,001 -    600,000..................           98                56,438,337.36                 4.24
   600,001 -    650,000..................           61                38,379,341.39                 2.88
   650,001 -    700,000..................           27                18,383,787.63                 1.38
   700,001 -    750,000..................           20                14,585,384.88                 1.10
   750,001 -    800,000..................            7                 5,352,269.60                 0.40
   800,001 -    850,000..................            8                 6,653,055.24                 0.50
   850,001 -    900,000..................            5                 4,409,019.52                 0.33
   900,001 -    950,000..................            3                 2,780,000.00                 0.21
   950,001 -  1,000,000..................            7                 6,911,493.20                 0.52
                                                 -----          -------------------              -------
    Total................................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================              =======
-------------------

(1)The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $220,636.


                     CREDIT SCORES FOR THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                                           ------------------ -------------------------   -------------------------
540 - 550................................          269          $     40,319,873.75                 3.03%
551 - 575................................          763               120,994,337.79                 9.08
576 - 600................................          439                83,754,273.90                 6.29
601 - 625................................          925               192,533,222.20                14.45
626 - 650................................        1,189               261,613,786.28                19.64
651 - 675................................          923               230,542,773.11                17.31
676 - 700................................          670               171,689,752.12                12.89
701 - 725................................          412               107,296,076.61                 8.06
726 - 750................................          216                60,076,348.42                 4.51
751 - 775................................          170                46,276,392.61                 3.47
776 - 800................................           53                14,856,079.01                 1.12
801 - 816................................            8                 2,024,880.13                 0.15
                                                 -----          -------------------               ------
    Total................................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================               ======
-------------------

 (1)The weighted average credit score of the Mortgage Loans that had credit scores was approximately 649.


               ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
         ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         ----------------------            ------------------ -------------------------   ----------------------
180......................................          101          $     12,449,173.70                 0.93%
240......................................            6                   683,233.31                 0.05
360......................................        5,930             1,318,845,388.92                99.01
                                                 -----          -------------------              -------
    Total................................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================              =======
-------------------

 (1)The weighted average original term to maturity of the Mortgage Loans was approximately 358 months.

              REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
        REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -----------------------            ------------------ -------------------------   ----------------------
173 - 174................................           11          $      1,062,908.33                 0.08%
175 - 176................................           20                 1,951,920.03                 0.15
177 - 178................................            6                   969,802.11                 0.07
179 - 180................................           64                 8,464,543.23                 0.64
235 - 236................................            1                    84,182.21                 0.01
237 - 238................................            1                   162,730.47                 0.01
239 - 240................................            4                   436,320.63                 0.03
345 - 346................................            1                   118,534.74                 0.01
347 - 348................................            1                   266,918.34                 0.02
349 - 350................................            1                   244,711.76                 0.02
351 - 352................................           11                 2,020,761.18                 0.15
353 - 354................................          185                39,153,499.96                 2.94
355 - 356................................        1,384               307,721,226.20                23.10
357 - 358................................          533               107,931,651.22                 8.10
359 - 360................................        3,814               861,388,085.52                64.67
                                                 -----          -------------------              -------
      Total..............................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================              =======
-------------------

 (1)The weighted average remaining term to maturity of the Mortgage Loans was approximately 356 months.

                      PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
              -------------                  --------------         ------------             ----------------
Single Family ...........................        4,398          $    924,255,280.18                69.39%
PUD(1)...................................          954               246,413,133.20                18.50
Condominium..............................          457               101,972,763.67                 7.66
2 Units..................................          213                53,805,138.60                 4.04
3 Units..................................           10                 3,637,185.80                 0.27
4 Units..................................            3                 1,664,544.48                 0.12
Modular..................................            2                   229,750.00                 0.02
                                                 -----          -------------------              -------
      Total..............................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================              =======
-------------------

 (1)PUD refers to a home or "unit" in a Planned Unit Development.


                    OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
            OCCUPANCY STATUS                 MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
           -----------------                 --------------         ------------             ----------------
Primary..................................        5,828          $  1,295,985,837.52                97.30%
Non-Owner................................          162                26,508,114.25                 1.99
Second Home..............................           47                 9,483,844.16                 0.71
                                                 -----          -------------------              -------
    Total................................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================              =======
-------------------

(1)Occupancy as represented by the mortgagor at the time of origination.




                          PURPOSE OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 -------                     --------------         ------------             ----------------
Purchase.................................        2,888          $    689,492,125.42                51.76%
Cash Out Refinance.......................        2,451               512,937,083.81                38.51
Rate/Term Refinance......................          698               129,548,586.70                 9.73
                                                 -----          -------------------              -------
    Total................................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================              =======

                           COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------    --------------         ------------             ----------------
17.64 - 20.00............................            3          $        169,704.53                 0.01%
20.01 - 25.00............................            1                    42,673.38                 0.00
25.01 - 30.00............................            4                   284,385.89                 0.02
30.01 - 35.00............................            7                   570,452.34                 0.04
35.01 - 40.00............................           14                 1,545,716.18                 0.12
40.01 - 45.00............................           23                 3,044,764.80                 0.23
45.01 - 50.00............................           41                 5,427,540.04                 0.41
50.01 - 55.00............................           38                 7,851,150.69                 0.59
55.01 - 60.00............................           70                14,021,616.58                 1.05
60.01 - 65.00............................          113                23,914,243.56                 1.80
65.01 - 70.00............................          158                35,997,536.18                 2.70
70.01 - 75.00............................          242                66,953,208.57                 5.03
75.01 - 80.00............................        2,459               597,671,737.53                44.87
80.01 - 85.00............................          647               125,718,562.25                 9.44
85.01 - 90.00............................        1,016               214,837,910.04                16.13
90.01 - 95.00............................          786               163,168,259.88                12.25
95.01 - 100.00...........................          415                70,758,333.49                 5.31
                                                 -----          -------------------              -------
    Total................................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================              =======
-------------------

 (1)The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 83.07%.


                GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 --------                    --------------         ------------             ----------------
Alabama..................................           31          $      4,197,414.50                 0.32%
Arizona..................................          107                18,809,898.45                 1.41
Arkansas.................................            7                   912,339.75                 0.07
California...............................        1,752               586,114,305.15                44.00
Colorado.................................          153                31,097,301.15                 2.33
Connecticut..............................           29                 5,862,302.36                 0.44
Delaware.................................            2                   322,268.48                 0.02
District of Columbia.....................            8                 2,593,300.00                 0.19
Florida..................................          363                62,364,034.60                 4.68
Georgia..................................          210                35,252,525.50                 2.65
Idaho....................................           13                 1,994,634.01                 0.15
Illinois.................................          478                84,482,738.94                 6.34
Indiana..................................          108                11,196,654.67                 0.84
Iowa.....................................           17                 1,416,321.94                 0.11
Kansas...................................           20                 2,623,064.86                 0.20
Kentucky.................................           47                 5,529,378.98                 0.42
Louisiana................................           19                 3,410,441.72                 0.26
Maine....................................           12                 1,867,226.36                 0.14
Maryland.................................          118                25,721,962.93                 1.93
Massachusetts............................           67                18,305,051.84                 1.37
Michigan.................................          326                50,033,746.40                 3.76
Minnesota................................          197                38,803,110.89                 2.91
Missouri.................................           83                10,724,626.12                 0.81
Montana..................................            1                   135,000.00                 0.01
Nebraska.................................            7                   751,411.30                 0.06
Nevada...................................          111                25,156,602.39                 1.89
New Hampshire............................            9                 1,830,314.34                 0.14
New Jersey...............................           72                17,867,984.50                 1.34
New Mexico...............................           24                 3,985,008.69                 0.30
New York.................................          158                46,441,514.61                 3.49
North Carolina...........................          115                17,820,865.88                 1.34
North Dakota.............................            5                   418,581.16                 0.03
Ohio.....................................          242                31,193,262.98                 2.34
Oklahoma.................................           21                 2,581,046.12                 0.19
Oregon...................................          143                25,418,643.21                 1.91
Pennsylvania.............................           79                 9,498,769.33                 0.71
Rhode Island.............................           25                 5,257,574.19                 0.39
South Carolina...........................           42                 5,784,717.38                 0.43
South Dakota.............................            3                   498,108.47                 0.04
Tennessee................................           84                10,737,022.39                 0.81
Texas....................................          294                42,000,234.44                 3.15
Utah.....................................          115                18,166,482.41                 1.36
Vermont..................................            2                   227,991.67                 0.02
Virginia.................................           74                18,843,200.78                 1.41
Washington...............................          162                32,061,516.93                 2.41
West Virginia............................            9                   798,689.89                 0.06
Wisconsin................................           71                10,589,530.98                 0.80
Wyoming..................................            2                   279,072.29                 0.02
                                                 -----          -------------------              -------
    Total................................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================              =======
-------------------

 (1)The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.44% in the 92336 ZIP Code.


                   DOCUMENTATION LEVELS OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
           -------------------               --------------         ------------             ----------------
Full Documentation.......................        4,207          $    951,641,716.48                71.45%
No Income Verification...................        1,362               248,085,896.03                18.63
Stated Plus Documentation................          346               104,083,292.08                 7.81
Limited Income Verification..............           85                22,993,378.42                 1.73
No Documentation.........................           37                 5,173,512.92                 0.39
                                                 -----          -------------------              -------
    Total................................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================              =======


                 CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      CURRENT MORTGAGE RATE (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      -------------------------              --------------         ------------             ----------------
  4.250  - 5.000.........................          121          $     35,906,411.94                 2.70%
  5.001  - 6.000.........................        1,373               405,087,708.33                30.41
  6.001  - 7.000.........................        2,154               506,209,496.76                38.00
  7.001  - 8.000.........................        1,575               276,798,265.08                20.78
  8.001  - 9.000.........................          728                99,095,358.00                 7.44
  9.001  -10.000.........................           85                 8,845,630.49                 0.66
 10.001  -10.250.........................            1                    34,925.33                 0.00
                                                 -----          -------------------              -------
    Total................................        6,037          $  1,331,977,795.93               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 6.614% per annum.

             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      GROSS MARGIN (%)                       MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      ----------------                       --------------         ------------             ----------------
  2.875  - 3.000.........................           17          $      5,943,001.15                 0.50%
  3.001  - 4.000.........................        1,118               343,225,895.13                28.73
  4.001  - 5.000.........................        1,653               393,335,960.96                32.92
  5.001  - 6.000.........................        1,639               334,922,870.36                28.04
  6.001  - 7.000.........................          670               110,368,467.56                 9.24
  7.001  - 7.750.........................           56                 6,846,583.28                 0.57
                                                 -----          -------------------              -------
    Total................................        5,153          $  1,194,642,778.44               100.00%
                                                 =====          ===================              =======
-------------------

(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 4.751% per annum.


                         NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      NEXT RATE ADJUSTMENT DATE              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      -------------------------              --------------         ------------             ----------------
January 2005.............................           10          $      2,054,718.54                 0.17%
February 2005............................            1                   203,400.00                 0.02
March 2005...............................            1                   141,200.00                 0.01
April 2005...............................            1                   125,600.00                 0.01
May 2005.................................           38                11,792,095.42                 0.99
June 2005................................           27                 6,937,629.65                 0.58
October 2005.............................            1                   118,534.74                 0.01
November 2005............................            1                   127,169.02                 0.01
December 2005............................            5                 2,365,117.97                 0.20
February 2006............................            1                   244,711.76                 0.02
April 2006...............................            7                 1,009,542.71                 0.08
May 2006.................................           13                 2,166,982.59                 0.18
June 2006................................           98                21,922,436.23                 1.84
July 2006................................          717               157,954,310.50                13.22
August 2006..............................           17                 2,926,045.79                 0.24
September 2006...........................           11                 1,633,137.65                 0.14
October 2006.............................          156                30,936,990.06                 2.59
November 2006............................        1,317               311,087,139.16                26.04
December 2006............................        1,174               275,500,794.67                23.06
May 2007.................................            1                   320,000.00                 0.03
June 2007................................           20                 5,528,704.39                 0.46
July 2007................................          206                50,412,583.16                 4.22
August 2007..............................            5                 1,110,020.28                 0.09
September 2007...........................            4                   679,807.01                 0.06
October 2007.............................           46                 9,015,734.00                 0.75
November 2007............................          343                74,805,454.03                 6.26
December 2007............................          282                62,275,966.55                 5.21
June 2009................................           23                 5,301,171.72                 0.44
July 2009................................          266                66,332,413.80                 5.55
August 2009..............................            1                    82,500.00                 0.01
September 2009...........................            2                   347,289.08                 0.03
October 2009.............................           24                 4,995,015.49                 0.42
November 2009............................          171                40,808,168.50                 3.42
December 2009............................          163                43,380,393.97                 3.63
                                                 -----          -------------------              -------
    Total................................        5,153          $  1,194,642,778.44               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 28 months.


                           MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      MAXIMUM MORTGAGE RATE (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      -------------------------              --------------         ------------             ---------
 6.375  - 7.000.........................            1          $         86,375.29                 0.01%
 10.001  -11.000.........................          120                35,369,683.88                 2.96
 11.001  -12.000.........................        1,339               394,671,093.96                33.04
 12.001  -13.000.........................        1,884               454,238,939.38                38.02
 13.001  -14.000.........................        1,216               226,815,291.82                18.99
 14.001  -15.000.........................          527                76,453,485.37                 6.40
 15.001  -16.000.........................           64                 6,820,558.30                 0.57
 16.001  -17.000.........................            1                    34,925.33                 0.00
 20.001  -21.000.........................            1                   152,425.11                 0.01
                                                 -----          -------------------              -------
    Total................................        5,153          $  1,194,642,778.44               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 12.540% per annum.

                           MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      MINIMUM MORTGAGE RATE (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      -------------------------              --------------         ------------             -----------------
  4.250  - 5.000.........................          120          $     35,369,683.88                 2.96%
  5.001  - 6.000.........................        1,340               394,757,469.25                33.04
  6.001  - 7.000.........................        1,884               454,238,939.38                38.02
  7.001  - 8.000.........................        1,217               226,967,716.93                19.00
  8.001  - 9.000.........................          527                76,453,485.37                 6.40
  9.001  -10.000.........................           64                 6,820,558.30                 0.57
 10.001  -10.250.........................            1                    34,925.33                 0.00
                                                 -----          -------------------              -------
    Total................................        5,153          $  1,194,642,778.44               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 6.539% per annum.

                         INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
  INITIAL PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
  -----------------------------              --------------         ------------             -----------------
1.000....................................           78          $     21,254,643.61                 1.78%
2.000....................................            5                 2,225,368.65                 0.19
3.000....................................        5,070             1,171,162,766.18                98.03
                                                 -----          -------------------              -------
    Total................................        5,153          $  1,194,642,778.44               100.00%
                                                 =====          ===================              =======
-------------------

 (1)Relates solely to initial rate adjustments.


                       SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             -----------------
1.000....................................        5,153          $  1,194,642,778.44               100.00%
                                                 -----          -------------------              -------
    Total................................        5,153          $  1,194,642,778.44               100.00%
                                                 =====          ===================              =======
-------------------

 (1) Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 50.05% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 83.99%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         All of the Group I Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 356 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to November 2003 or after January 2005, or has a remaining term to maturity of less than 173 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is December 2034.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $168,378. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $168,208. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $561,927 or less than approximately $17,386.

         As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.375% per annum and not more than 10.250% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 6.812% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.875% per annum to 7.750% per annum, Minimum Mortgage Rates ranging from 4.375% per annum to 10.250% per annum and Maximum Mortgage Rates ranging from 6.375% per annum to 21.000% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 4.971% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 6.738% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 12.739% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in December 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 27 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                          CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             -----------------
  17,386 -  50,000.......................          120          $      5,015,179.96                 0.69%
  50,001 - 100,000.......................          800                63,206,148.97                 8.67
 100,001 - 150,000.......................        1,069               133,941,400.52                18.37
 150,001 - 200,000.......................          965               167,456,699.03                22.97
 200,001 - 250,000.......................          648               145,445,622.50                19.95
 250,001 - 300,000.......................          472               129,556,662.22                17.77
 300,001 - 350,000.......................          239                75,850,682.93                10.40
 350,001 - 400,000.......................           16                 6,028,857.93                 0.83
 400,001 - 450,000.......................            5                 2,117,596.82                 0.29
 550,001 - 561,927.......................            1                   561,926.50                 0.08
                                                 -----          -------------------              -------
    Total................................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======
-------------------

(1)The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $168,208.

                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              CREDIT SCORE                   MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             -----------------
540 - 550................................          222          $     30,822,623.78                 4.23%
551 - 575................................          592                84,333,633.26                11.57
576 - 600................................          339                53,812,782.74                 7.38
601 - 625................................          686               114,410,702.07                15.69
626 - 650................................          891               153,707,260.19                21.08
651 - 675................................          632               113,237,136.26                15.53
676 - 700................................          428                76,842,966.44                10.54
701 - 725................................          270                50,300,511.23                 6.90
726 - 750................................          134                26,467,241.81                 3.63
751 - 775................................          102                17,867,218.57                 2.45
776 - 800................................           33                 6,410,140.36                 0.88
801 - 816................................            6                   968,560.67                 0.13
                                                 -----          -------------------              -------
    Total................................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======


-------------------

(1)The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 640.

                             ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         ORIGINAL TERM (MONTHS)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         ----------------------              --------------         ------------             -----------------
180......................................           76          $      8,002,014.31                 1.10%
240......................................            4                   414,390.36                 0.06
360......................................        4,255               720,764,372.71                98.85
                                                 -----          -------------------              -------
    Total................................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average original term to maturity of the Group I Mortgage Loans was approximately 358 months.


                            REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         ----------------------              --------------         ------------             -----------------
173 - 174................................            7          $        580,906.73                 0.08%
175 - 176................................           13                 1,320,514.16                 0.18
177 - 178................................            3                   237,344.30                 0.03
179 - 180................................           53                 5,863,249.12                 0.80
237 - 238................................            1                   162,730.47                 0.02
239 - 240................................            3                   251,659.89                 0.03
345 - 346................................            1                   118,534.74                 0.02
347 - 348................................            1                   266,918.34                 0.04
349 - 350................................            1                   244,711.76                 0.03
351 - 352................................           10                 1,492,317.53                 0.20
353 - 354................................          134                22,406,585.72                 3.07
355 - 356................................          982               166,863,803.23                22.88
357 - 358................................          394                61,447,277.33                 8.43
359 - 360................................        2,732               467,924,224.06                64.17
                                                 -----          -------------------              -------
      Total..............................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======

-------------------

(1)The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 356 months.

                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         ----------------------              --------------         ------------             -----------------
Single Family ...........................        3,187          $    511,497,443.22                70.15%
PUD(1)...................................          641               121,521,333.64                16.67
Condominium..............................          338                60,530,918.97                 8.30
2 Units..................................          159                32,880,176.92                 4.51
3 Units..................................            7                 1,957,622.41                 0.27
4 Units..................................            2                   705,732.22                 0.10
Modular..................................            1                    87,550.00                 0.01
                                                 -----          -------------------              -------
    Total................................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======
-------------------

(1)PUD refers to a home or "unit" in a Planned Unit Development.




                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         ----------------------              --------------         ------------             -----------------
Primary..................................        4,164          $    702,562,231.93                96.35%
Non-Owner................................          141                21,854,145.91                 3.00
Second Home..............................           30                 4,764,399.54                 0.65
                                                 -----          -------------------              -------
    Total................................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======
-------------------

(1)Occupancy as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                PURPOSE                      MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         ----------------------              --------------         ------------             -----------------
Purchase.................................        1,980          $    342,527,126.36                46.97%
Cash Out Refinance.......................        1,819               304,260,558.05                41.73
Rate/Term Refinance......................          536                82,393,092.97                11.30
                                                 -----          -------------------              -------
    Total................................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======


                       COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------------     --------------         ------------             -----------------
17.64 - 20.00............................            2          $        109,982.73                 0.02%
20.01 - 25.00............................            1                    42,673.38                 0.01
25.01 - 30.00............................            4                   284,385.89                 0.04
30.01 - 35.00............................            6                   496,574.85                 0.07
35.01 - 40.00............................           14                 1,545,716.18                 0.21
40.01 - 45.00............................           20                 2,593,371.74                 0.36
45.01 - 50.00............................           31                 3,885,155.42                 0.53
50.01 - 55.00............................           27                 4,312,651.68                 0.59
55.01 - 60.00............................           48                 6,909,248.86                 0.95
60.01 - 65.00............................           83                12,880,728.84                 1.77
65.01 - 70.00............................          108                17,059,442.43                 2.34
70.01 - 75.00............................          147                26,034,022.96                 3.57
75.01 - 80.00............................        1,633               288,081,415.40                39.51
80.01 - 85.00............................          492                79,006,518.46                10.83
85.01 - 90.00............................          762               128,089,084.01                17.57
90.01 - 95.00............................          598               101,804,521.14                13.96
95.01 - 100.00...........................          359                56,045,283.41                 7.69
                                                 -----          -------------------              -------
    Total................................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 83.99%.


            GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               LOCATION                      MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         ----------------------              --------------         ------------             -----------------
Alabama..................................           22          $      2,055,928.78                 0.28%
Arizona..................................           90                13,908,639.95                 1.91
Arkansas.................................            7                   912,339.75                 0.13
California...............................          889               210,640,441.99                28.89
Colorado.................................          123                22,368,441.97                 3.07
Connecticut..............................           23                 3,844,089.53                 0.53
Delaware.................................            2                   322,268.48                 0.04
District of Columbia.....................            4                   779,800.00                 0.11
Florida..................................          290                44,388,549.09                 6.09
Georgia..................................          167                24,178,828.31                 3.32
Idaho....................................           11                 1,519,212.38                 0.21
Illinois.................................          402                65,143,725.66                 8.93
Indiana..................................           95                 9,353,890.24                 1.28
Iowa.....................................           15                 1,292,059.12                 0.18
Kansas...................................           17                 1,893,821.69                 0.26
Kentucky.................................           39                 4,413,752.46                 0.61
Louisiana................................           16                 2,012,147.67                 0.28
Maine....................................           10                 1,276,726.36                 0.18
Maryland.................................           90                16,648,596.91                 2.28
Massachusetts............................           49                11,002,267.50                 1.51
Michigan.................................          278                38,997,333.59                 5.35
Minnesota................................          162                28,149,643.97                 3.86
Missouri.................................           65                 7,430,776.33                 1.02
Montana..................................            1                   135,000.00                 0.02
Nebraska.................................            7                   751,411.30                 0.10
Nevada...................................           90                18,493,381.41                 2.54
New Hampshire............................            8                 1,418,964.34                 0.19
New Jersey...............................           51                 9,927,938.31                 1.36
New Mexico...............................           18                 2,542,341.16                 0.35
New York.................................          100                22,065,077.29                 3.03
North Carolina...........................          100                14,063,416.63                 1.93
North Dakota.............................            5                   418,581.16                 0.06
Ohio.....................................          208                23,699,785.88                 3.25
Oklahoma.................................           17                 1,866,786.40                 0.26
Oregon...................................          113                17,026,402.88                 2.34
Pennsylvania.............................           57                 5,967,250.71                 0.82
Rhode Island.............................           21                 4,496,941.92                 0.62
South Carolina...........................           34                 4,161,001.21                 0.57
South Dakota.............................            3                   498,108.47                 0.07
Tennessee................................           72                 7,674,285.41                 1.05
Texas....................................          217                26,658,843.25                 3.66
Utah.....................................           99                14,934,593.03                 2.05
Vermont..................................            2                   227,991.67                 0.03
Virginia.................................           51                 9,464,238.84                 1.30
Washington...............................          125                21,346,034.79                 2.93
West Virginia............................            6                   475,524.25                 0.07
Wisconsin................................           62                 8,054,523.05                 1.10
Wyoming..................................            2                   279,072.29                 0.04
                                                 -----          -------------------              -------
    Total................................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======
-------------------

(1)The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.39% in the 92571 ZIP Code.


              DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          DOCUMENTATION LEVEL                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         ----------------------              --------------         ------------             -----------------
Full Documentation.......................        2,963          $    502,127,036.82                68.86%
No Income Verification...................        1,093               174,279,853.85                23.90
Stated Plus Documentation................          194                38,238,833.50                 5.24
Limited Income Verification..............           54                10,127,170.32                 1.39
No Documentation.........................           31                 4,407,882.89                 0.60
                                                 -----          -------------------              -------
    Total................................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======

             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         --------------------------           --------------         ------------             -----------------
  4.375  - 5.000.........................           74          $     17,027,375.23                 2.34%
  5.001  - 6.000.........................          821               170,573,286.68                23.39
  6.001  - 7.000.........................        1,532               268,093,811.74                36.77
  7.001  - 8.000.........................        1,234               191,003,495.62                26.19
  8.001  - 9.000.........................          599                75,014,327.91                10.29
  9.001  -10.000.........................           74                 7,433,554.87                 1.02
 10.001  -10.250.........................            1                    34,925.33                 0.00
                                                 -----          -------------------              -------
    Total................................        4,335          $    729,180,777.38               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 6.812% per annum.

                           GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                 MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         --------------------------           --------------         ------------             -----------------
  2.875  - 3.000.........................           10          $      2,302,883.79                 0.35%
  3.001  - 4.000.........................          638               130,988,420.16                20.08
  4.001  - 5.000.........................        1,183               212,414,497.29                32.57
  5.001  - 6.000.........................        1,290               219,102,197.90                33.59
  6.001  - 7.000.........................          560                80,809,151.03                12.39
  7.001  - 7.750.........................           54                 6,650,425.43                 1.02
                                                 -----          -------------------              -------
    Total................................        3,735          $    652,267,575.60               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 4.971% per annum.


                     NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         -------------------------            --------------         ------------             -----------------
January 2005.............................            9          $      1,735,118.54                 0.27%
February 2005............................            1                   203,400.00                 0.03
March 2005...............................            1                   141,200.00                 0.02
April 2005...............................            1                   125,600.00                 0.02
May 2005.................................           24                 5,053,037.43                 0.77
June 2005................................           19                 3,629,929.65                 0.56
October 2005.............................            1                   118,534.74                 0.02
November 2005............................            1                   127,169.02                 0.02
December 2005............................            2                   423,560.46                 0.06
February 2006............................            1                   244,711.76                 0.04
April 2006...............................            7                 1,009,542.71                 0.15
May 2006.................................           11                 1,835,443.97                 0.28
June 2006................................           78                13,656,000.62                 2.09
July 2006................................          558                94,457,052.99                14.48
August 2006..............................           15                 1,927,539.61                 0.30
September 2006...........................           10                 1,251,872.14                 0.19
October 2006.............................          125                19,624,902.20                 3.01
November 2006............................          985               171,653,955.25                26.32
December 2006............................          831               146,999,053.14                22.54
May 2007.................................            1                   320,000.00                 0.05
June 2007................................           11                 2,060,754.39                 0.32
July 2007................................          151                27,584,115.86                 4.23
August 2007..............................            4                   550,020.28                 0.08
September 2007...........................            4                   679,807.01                 0.10
October 2007.............................           33                 4,853,419.60                 0.74
November 2007............................          266                44,462,838.60                 6.82
December 2007............................          215                38,729,056.20                 5.94
June 2009................................           14                 2,097,699.32                 0.32
July 2009................................          142                26,255,762.47                 4.03
August 2009..............................            1                    82,500.00                 0.01
September 2009...........................            2                   347,289.08                 0.05
October 2009.............................           13                 2,343,734.15                 0.36
November 2009............................          102                19,471,593.60                 2.99
December 2009............................           96                18,211,360.81                 2.79
                                                 -----          -------------------              -------
    Total................................        3,735          $    652,267,575.60               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 27 months.


                       MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         -------------------------            --------------         ------------             -----------------
  6.375  - 7.000.........................            1          $         86,375.29                 0.01%
 10.001  -11.000.........................           74                17,027,375.23                 2.61
 11.001  -12.000.........................          801               166,824,160.65                25.58
 12.001  -13.000.........................        1,351               242,320,691.05                37.15
 13.001  -14.000.........................        1,002               161,870,792.20                24.82
 14.001  -15.000.........................          445                57,872,919.91                 8.87
 15.001  -16.000.........................           59                 6,077,910.83                 0.93
 16.001  -17.000.........................            1                    34,925.33                 0.01
 20.001  -21.000.........................            1                   152,425.11                 0.02
                                                 -----          -------------------              -------
    Total................................        3,735          $    652,267,575.60               100.00%
                                                 =====          ===================              =======
-------------------

 (1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 12.739% per annum.

                       MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         -------------------------            --------------         ------------             -----------------
  4.375  - 5.000.........................           74          $     17,027,375.23                 2.61%
  5.001  - 6.000.........................          802               166,910,535.94                25.59
  6.001  - 7.000.........................        1,351               242,320,691.05                37.15
  7.001  - 8.000.........................        1,003               162,023,217.31                24.84
  8.001  - 9.000.........................          445                57,872,919.91                 8.87
  9.001  -10.000.........................           59                 6,077,910.83                 0.93
 10.001  -10.250.........................            1                    34,925.33                 0.01
                                                 -----          -------------------              -------
    Total................................        3,735          $    652,267,575.60               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.738% per annum.

                     INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     INITIAL PERIODIC RATE CAP (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
     -----------------------------            --------------         ------------             -----------------
1.000....................................           55          $     10,888,285.62                 1.67%
2.000....................................            2                   283,811.14                 0.04
3.000....................................        3,678               641,095,478.84                98.29
                                                 -----          -------------------              -------
    Total................................        3,735          $    652,267,575.60               100.00%
                                                 =====          ===================              =======
-------------------

(1)Relates solely to initial rate adjustments.


                   SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             PERIODIC RATE CAP (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ---------------------            --------------         ------------             -----------------
1.000....................................        3,735          $    652,267,575.60               100.00%
                                                 -----          -------------------              -------
    Total................................        3,735          $    652,267,575.60               100.00%
                                                 =====          ===================              =======
-------------------

(1) Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         Approximately 34.76% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 81.95%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         All of the Group II Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 356 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to May 2004 or after January 2005, or has a remaining term to maturity of less than 174 months or greater than 359.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $354,464. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $354,170. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,000,000 or less than approximately $29,980.

         As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.250% per annum and not more than 10.000% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 6.373% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 2.875% per annum to 7.375% per annum, Minimum Mortgage Rates ranging from 4.250% per annum to 9.375% per annum and Maximum Mortgage Rates ranging from 10.250% per annum to 15.375% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 4.486% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 6.299% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 12.299% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in December 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 29 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                          CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             PRINCIPAL BALANCE ($)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ---------------------            --------------         ------------             -----------------
   29,980 -   50,000.....................           26          $      1,091,221.37                 0.18%
   50,001 -  100,000.....................          124                 9,726,238.70                 1.61
  100,001 -  150,000.....................          180                22,300,619.54                 3.70
  150,001 -  200,000.....................          133                23,081,624.66                 3.83
  200,001 -  250,000.....................           96                21,411,988.43                 3.55
  250,001 -  300,000.....................           67                18,299,614.41                 3.04
  300,001 -  350,000.....................          147                48,925,930.10                 8.12
  350,001 -  400,000.....................          249                93,251,495.57                15.47
  400,001 -  450,000.....................          165                70,544,332.81                11.70
  450,001 -  500,000.....................          126                60,101,475.49                 9.97
  500,001 -  550,000.....................          154                80,731,715.15                13.39
  550,001 -  600,000.....................           97                55,876,410.86                 9.27
  600,001 -  650,000.....................           61                38,379,341.39                 6.37
  650,001 -  700,000.....................           27                18,383,787.63                 3.05
  700,001 -  750,000.....................           20                14,585,384.88                 2.42
  750,001 -  800,000.....................            7                 5,352,269.60                 0.89
  800,001 -  850,000.....................            8                 6,653,055.24                 1.10
  850,001 -  900,000.....................            5                 4,409,019.52                 0.73
  900,001 -  950,000.....................            3                 2,780,000.00                 0.46
  950,001 -1,000,000.....................            7                 6,911,493.20                 1.15
                                                 -----          -------------------              -------
    Total................................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======
-------------------

(1)The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $354,170.

                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 CREDIT SCORE                 MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ---------------------            --------------         ------------             -----------------
540 - 550................................           47          $      9,497,249.97                 1.58%
551 - 575................................          171                36,660,704.53                 6.08
576 - 600................................          100                29,941,491.16                 4.97
601 - 625................................          239                78,122,520.13                12.96
626 - 650................................          298               107,906,526.09                17.90
651 - 675................................          291               117,305,636.85                19.46
676 - 700................................          242                94,846,785.68                15.73
701 - 725................................          142                56,995,565.38                 9.46
726 - 750................................           82                33,609,106.61                 5.58
751 - 775................................           68                28,409,174.04                 4.71
776 - 800................................           20                 8,445,938.65                 1.40
801 - 813................................            2                 1,056,319.46                 0.18
                                                 -----          -------------------              -------
    Total................................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 660.


                            ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             ORIGINAL TERM (MONTHS)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------------          --------------         ------------             -----------------
180......................................           25          $      4,447,159.39                 0.74%
240......................................            2                   268,842.95                 0.04
360......................................        1,675               598,081,016.21                99.22
                                                 -----          -------------------              -------
    Total................................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.

                            REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             REMAINING TERM (MONTHS)         MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             -----------------------         --------------         ------------             -----------------
174 - 174................................            4          $        482,001.60                 0.08%
175 - 176................................            7                   631,405.87                 0.10
177 - 178................................            3                   732,457.81                 0.12
179 - 180................................           11                 2,601,294.11                 0.43
235 - 236................................            1                    84,182.21                 0.01
239 - 240................................            1                   184,660.74                 0.03
351 - 352................................            1                   528,443.65                 0.09
353 - 354................................           51                16,746,914.24                 2.78
355 - 356................................          402               140,857,422.97                23.37
357 - 358................................          139                46,484,373.89                 7.71
359 - 359................................        1,082               393,463,861.46                65.27
                                                 -----          -------------------              -------
      Total..............................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 356 months.

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             PROPERTY TYPE                   MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             -------------                   --------------         ------------             -----------------
Single Family ...........................        1,211          $    412,757,836.96                68.47%
PUD(1)...................................          313               124,891,799.56                20.72
Condominium..............................          119                41,441,844.70                 6.87
2 Units..................................           54                20,924,961.68                 3.47
3 Units..................................            3                 1,679,563.39                 0.28
4 Units..................................            1                   958,812.26                 0.16
Modular..................................            1                   142,200.00                 0.02
                                                 -----          -------------------              -------
    Total................................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======
-------------------

(1)PUD refers to a home or "unit" in a Planned Unit Development.


               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -----------------------             --------------         ------------             -----------------
Primary..................................        1,664          $    593,423,605.59                98.45%
Second Home..............................           17                 4,719,444.62                 0.78
Non-Owner................................           21                 4,653,968.34                 0.77
                                                 -----          -------------------              -------
    Total................................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======
-------------------

(1)Occupancy as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -----------------------             --------------         ------------             -----------------
Purchase.................................          908          $    346,964,999.06                57.56%
Cash Out Refinance.......................          632               208,676,525.76                34.62
Rate/Term Refinance......................          162                47,155,493.73                 7.82
                                                 -----          -------------------              -------
    Total................................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======


                      COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------   --------------         ------------             -----------------
19.11 -  20.00...........................            1          $         59,721.80                 0.01%
30.01 -  35.00...........................            1                    73,877.49                 0.01
40.01 -  45.00...........................            3                   451,393.06                 0.07
45.01 -  50.00...........................           10                 1,542,384.62                 0.26
50.01 -  55.00...........................           11                 3,538,499.01                 0.59
55.01 -  60.00...........................           22                 7,112,367.72                 1.18
60.01 -  65.00...........................           30                11,033,514.72                 1.83
65.01 -  70.00...........................           50                18,938,093.75                 3.14
70.01 -  75.00...........................           95                40,919,185.61                 6.79
75.01 -  80.00...........................          826               309,590,322.13                51.36
80.01 -  85.00...........................          155                46,712,043.79                 7.75
85.01 -  90.00...........................          254                86,748,826.03                14.39
90.01 -  95.00...........................          188                61,363,738.74                10.18
95.01 - 100.00...........................           56                14,713,050.08                 2.44
                                                 -----          -------------------              -------
    Total................................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 81.95%.


            GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                   MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------   --------------         ------------             -----------------
Alabama..................................            9          $      2,141,485.72                 0.36%
Arizona..................................           17                 4,901,258.50                 0.81
California...............................          863               375,473,863.16                62.29
Colorado.................................           30                 8,728,859.18                 1.45
Connecticut..............................            6                 2,018,212.83                 0.33
District of Columbia.....................            4                 1,813,500.00                 0.30
Florida..................................           73                17,975,485.51                 2.98
Georgia..................................           43                11,073,697.19                 1.84
Idaho....................................            2                   475,421.63                 0.08
Illinois.................................           76                19,339,013.28                 3.21
Indiana..................................           13                 1,842,764.43                 0.31
Iowa.....................................            2                   124,262.82                 0.02
Kansas...................................            3                   729,243.17                 0.12
Kentucky.................................            8                 1,115,626.52                 0.19
Louisiana................................            3                 1,398,294.05                 0.23
Maine....................................            2                   590,500.00                 0.10
Maryland.................................           28                 9,073,366.02                 1.51
Massachusetts............................           18                 7,302,784.34                 1.21
Michigan.................................           48                11,036,412.81                 1.83
Minnesota................................           35                10,653,466.92                 1.77
Missouri.................................           18                 3,293,849.79                 0.55
Nevada...................................           21                 6,663,220.98                 1.11
New Hampshire............................            1                   411,350.00                 0.07
New Jersey...............................           21                 7,940,046.19                 1.32
New Mexico...............................            6                 1,442,667.53                 0.24
New York.................................           58                24,376,437.32                 4.04
North Carolina...........................           15                 3,757,449.25                 0.62
Ohio.....................................           34                 7,493,477.10                 1.24
Oklahoma.................................            4                   714,259.72                 0.12
Oregon...................................           30                 8,392,240.33                 1.39
Pennsylvania.............................           22                 3,531,518.62                 0.59
Rhode Island.............................            4                   760,632.27                 0.13
South Carolina...........................            8                 1,623,716.17                 0.27
Tennessee................................           12                 3,062,736.98                 0.51
Texas....................................           77                15,341,391.19                 2.55
Utah.....................................           16                 3,231,889.38                 0.54
Virginia.................................           23                 9,378,961.94                 1.56
Washington...............................           37                10,715,482.14                 1.78
West Virginia............................            3                   323,165.64                 0.05
Wisconsin................................            9                 2,535,007.93                 0.42
                                                 -----          -------------------              -------
    Total................................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======
-------------------

(1)The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.67% in the 92592 ZIP Code.


             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
       DOCUMENTATION LEVEL                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------   --------------         ------------             -----------------
Full Documentation.......................        1,244          $    449,514,679.66                74.57%
No Income Verification...................          269                73,806,042.18                12.24
Stated Plus Documentation................          152                65,844,458.58                10.92
Limited Income Verification..............           31                12,866,208.10                 2.13
No Documentation.........................            6                   765,630.03                 0.13
                                                 -----          -------------------              -------
    Total................................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======

            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
    CURRENT MORTGAGE RATE (%)               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------   --------------         ------------             -----------------
4.250 - 5.000............................           47          $     18,879,036.71                 3.13%
5.001 - 6.000............................          552               234,514,421.65                38.90
6.001 - 7.000............................          622               238,115,685.02                39.50
7.001 - 8.000............................          341                85,794,769.46                14.23
8.001 - 9.000............................          129                24,081,030.09                 3.99
9.001 - 10.000...........................           11                 1,412,075.62                 0.23
                                                 -----          -------------------              -------
    Total................................        1,702          $    602,797,018.55               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 6.373% per annum.

                           GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         GROSS MARGIN (%)                   MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------   --------------         ------------             -----------------
2.875 - 3.000............................            7          $      3,640,117.36                 0.67%
3.001 - 4.000............................          480               212,237,474.97                39.13
4.001 - 5.000............................          470               180,921,463.67                33.36
5.001 - 6.000............................          349               115,820,672.46                21.35
6.001 - 7.000............................          110                29,559,316.53                 5.45
7.001 - 7.375............................            2                   196,157.85                 0.04
                                                 -----          -------------------              -------
    Total................................        1,418          $    542,375,202.84               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 4.486% per annum.


                    NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     NEXT RATE ADJUSTMENT DATE              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------   --------------         ------------             -----------------
January 2005.............................            1          $        319,600.00                 0.06%
May 2005.................................           14                 6,739,057.99                 1.24
June 2005................................            8                 3,307,700.00                 0.61
December 2005............................            3                 1,941,557.51                 0.36
May 2006.................................            2                   331,538.62                 0.06
June 2006................................           20                 8,266,435.61                 1.52
July 2006................................          159                63,497,257.51                11.71
August 2006..............................            2                   998,506.18                 0.18
September 2006...........................            1                   381,265.51                 0.07
October 2006.............................           31                11,312,087.86                 2.09
November 2006............................          332               139,433,183.91                25.71
December 2006............................          343               128,501,741.53                23.69
June 2007................................            9                 3,467,950.00                 0.64
July 2007................................           55                22,828,467.30                 4.21
August 2007..............................            1                   560,000.00                 0.10
October 2007.............................           13                 4,162,314.40                 0.77
November 2007............................           77                30,342,615.43                 5.59
December 2007............................           67                23,546,910.35                 4.34
June 2009................................            9                 3,203,472.40                 0.59
July 2009................................          124                40,076,651.33                 7.39
October 2009.............................           11                 2,651,281.34                 0.49
November 2009............................           69                21,336,574.90                 3.93
December 2009............................           67                25,169,033.16                 4.64
                                                 -----          -------------------              -------
    Total................................        1,418          $    542,375,202.84               100.00%
                                                 =====          ===================              =======

-------------------

(1)The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 29 months.


                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------   --------------         ------------             -----------------
10.250 - 11.000..........................           46          $     18,342,308.65                 3.38%
11.001 - 12.000..........................          538               227,846,933.31                42.01
12.001 - 13.000..........................          533               211,918,248.33                39.07
13.001 - 14.000..........................          214                64,944,499.62                11.97
14.001 - 15.000..........................           82                18,580,565.46                 3.43
15.001 - 15.375..........................            5                   742,647.47                 0.14
                                                 -----          -------------------              -------
    Total................................        1,418          $    542,375,202.84               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 12.299% per annum.

                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------   --------------         ------------             -----------------
4.250 - ............................5.000           46          $     18,342,308.65                 3.38%
5.001 - ............................6.000          538               227,846,933.31                42.01
6.001 - ............................7.000          533               211,918,248.33                39.07
7.001 - ............................8.000          214                64,944,499.62                11.97
8.001 - ............................9.000           82                18,580,565.46                 3.43
9.001 - 9.375............................            5                   742,647.47                 0.14
                                                 -----          -------------------              -------
    Total................................        1,418          $    542,375,202.84               100.00%
                                                 =====          ===================              =======
-------------------

(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.299% per annum.

                    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
    INITIAL PERIODIC RATE CAP (%)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------   --------------         ------------             -----------------
1.000....................................           23          $     10,366,357.99                 1.91%
2.000....................................            3                 1,941,557.51                 0.36
3.000....................................        1,392               530,067,287.34                97.73
                                                 -----          -------------------              -------
    Total................................        1,418          $    542,375,202.84               100.00%
                                                 =====          ===================              =======
-------------------

(1)Relates solely to initial rate adjustments.


                   SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
            PERIODIC RATE CAP (%)           MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------   --------------         ------------             -----------------
1.000....................................        1,418          $    542,375,202.84               100.00%
                                                 -----          -------------------              -------
    Total................................        1,418          $    542,375,202.84               100.00%
                                                 =====          ===================              =======
-------------------

(1) Relates to all rate adjustments subsequent to initial rate adjustments.